                                                                  EXHIBIT 10.11

                               SECOND AMENDMENT TO
                        EXCLUSIVE DISTRIBUTION AGREEMENT

     THIS SECOND AMENDMENT TO EXCLUSIVE DISTRIBUTION AGREEMENT (the "Amendment") is effective as of this June 3, 1999 by and between ZIMMER, INC., a Delaware corporation ("Distributor"), and ANIKA THERAPEUTICS, INC., a Massachusetts corporation ("Company"). Reference is hereby made to that certain Exclusive Distribution Agreement effective as of November 7, 1997, as amended by First Amendment to Exclusive Distribution Agreement effective as of June 1, 1998, together with all Annexes and Exhibits thereto (as so amended, the "Agreement"), by and between Distributor and Company. All capitalized terms used herein and not defined shall have the meanings given to them in the Agreement.

     WHEREAS, Distributor and Company have previously entered into the Agreement providing for the exclusive right of Distributor to distribute and sell the Product in accordance with the terms set forth therein, and the Parties desire to amend the terms of the Agreement as provided herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the Parties contained herein and in the Agreement, the Parties hereby agree as follows:

SECTION 1. AMENDMENTS. The Agreement is hereby amended as follows:

     1.1 Section 2 of the Agreement shall be amended as follows: (i) the heading of Section 2(c) shall be changed to "(c) CERTAIN REGULATORY APPROVALS"; and (ii) there shall be added the following additional paragraph at the end of such
Section:

     "(c) (iv) DISTRIBUTOR RESPONSIBLE COUNTRIES. Notwithstanding anything contained in this Agreement to the contrary, Distributor shall use commercially reasonable efforts to obtain all regulatory approvals required to market, sell and distribute the Product in the countries set forth on Annex C-1 attached hereto marked with a + (the "Distributor Responsible Countries").

     1.2 Sections 2(d.2), 2(d.3) and 2(d.4) shall be deleted in their entirety and replaced with the following:

          (d.2) Upon receipt of a Reimbursement Approval(s) for use of the Product in the Field of Use by the appropriate governmental body and/or private insurers representing in aggregate more than fifty percent (50%) of the population in Germany, Distributor shall pay Company the one-time nonrefundable sum of $500,000.

          (d.3) Upon receipt of the first Reimbursement Approval(s) for use of the Product in the Field of Use by the appropriate governmental body and/or private insurers representing in aggregate more than fifty percent

          (50%) of the population in either of the United Kingdom or France, Distributor shall pay Company the one-time nonrefundable sum of $250,000, and thereafter upon receipt of such Reimbursement Approval(s) in such other country, Distributor shall pay Company the one-time nonrefundable sum of $125,000.

          (d.4) Upon receipt of the first Reimbursement Approval(s) for use of the Product in the Field of Use by the appropriate governmental body and/or private insurers representing in aggregate more than fifty percent (50%) of the population in any one of the following countries (Italy, Sweden or the Netherlands), Distributor shall pay Company the one-time nonrefundable sum of $125,000.

     1.3 Section 3 of the Agreement shall be amended to include the following additional paragraph at the end of such Section:

          "(c) The Company grants to Distributor a right of first offer to acquire the rights to market, distribute and sell the Product in Israel, Turkey, Spain, Portugal and Egypt (the "Additional Territory") on the following terms: If the Company seeks to change its current distributor in any of the countries in the Additional Territory, the Company will notify Distributor in writing (the date of such notification the "Notification Date") before commencing any negotiations with any third party regarding such rights. Distributor will have sixty (60) days from the Notification Date to indicate its interest in acquiring the right to market, distribute and sell the Product in any of such countries. If Distributor does not wish to pursue negotiations for the right to market, distribute and sell the Product in any such country, or if such sixty (60) day period expires without Distributor notifying Company as to its interest, then Company shall be free to enter into an agreement with another Person with respect to such rights. If prior to the expiration of the sixty (60) day period, Distributor expresses in writing its interest in obtaining the right to market, distribute and sell the Product in any such country, the parties shall enter in to good faith negotiations regarding such rights within the ninety (90) day period immediately following the Notification Date. In any proposal to acquire the rights to market, distribute and sell the Product in any Additional Territory, Distributor shall produce a supplement to the Marketing Plan with respect to such country which shall include a reasonable incremental increase to the Territory-wide Purchase Requirement (up to a maximum of five percent (5%) of Distributor's marketing forecast for actual Product sales for such countries). If at the end of such ninety
     (90) day period the parties are unable to reach an agreement and Company does not wish to continue the negotiations, as Company shall determine in its sole discretion, Company shall be free to enter into an agreement with any other Person with respect to such rights. Notwithstanding anything contained in this Agreement to the contrary, the Company shall have no obligation to seek to change its current distributor in any of the countries in the Additional Territory."

     1.4 The table comprising part of Section 4(a) of the Agreement shall be amended by deleting such table in its entirety and replacing it with the following:



              CALENDAR                TERRITORY-WIDE                     INCREMENTAL
               YEAR                   UNITS REQUIREMENT*                 MINIMUM*
           --------                   ------------------                 --------
           1998 (Year 1)                   30,000 Units                  30,000 Units
           1999 (Year 2)                   90,000 Units                  30,000 Units
           2000 (Year 3)                  150,000 Units                  30,000 Units
           2001 (Year 4)                  290,000 Units                  40,000 Units
           2002 (Year 5)                  520,000 Units                  45,000 Units
           2003 (Year 6)                  550,000 Units                  50,000 Units
           2004 (Year 7)                  570,000 Units                  70,000 Units
           2005 (Year 8) and              580,000 Units                  80,000 Units
           thereafter annually


     *    Exclusive of Samples and Demonstration Units

     1.5 Section 4(b) of the Agreement shall be deleted in its entirety and replaced with the following:

     "(b) Notwithstanding the provisions of Section 4(a), Distributor shall not be obligated to purchase more than the number of Units per year listed in the table in Section 4(a) under the column titled "Incremental Minimum" for each such year until the year in which the U.S. FDA approves the Product for marketing and sale for use in the treatment of osteoarthritis by injection in the human knee joint in the Field of Use in the United States. Upon receipt of such FDA approval, Distributor shall be obligated to purchase in that calendar year the prorated Year 2 annual Territory-wide Units Requirement which shall be determined by multiplying the Year 2 annual Territory-wide Units Requirement (90,000 Units) by a fraction, the numerator of which is the number of days remaining in the calendar year after the date on which FDA approval is received and the denominator of which is 365. The Year 3, Year 4, Year 5, Year 6 and Year 7 annual Territory-wide Units Requirement shall apply to the first, second, third, fourth and fifth calendar years, respectively, immediately succeeding the calendar year during which the FDA approval is received, and the Year 8 annual Territory- wide Units Requirement shall apply to each calendar year thereafter during the Term. For example: if FDA approval is received 6 months into Year 3 then for Year 3, the annual Territory-wide Units Requirement pursuant to the calculation specified above shall be 45,000 Units (90,000 multiplied by .50); and for Year 4, the annual Territory-wide Units Requirement shall be 150,000 Units (the Year 3 Territory-wide Units Requirement as applicable to the first year succeeding the calendar year during which the FDA approval is received).

     All purchases of Product shall have a documented delivery date assigned to them. For purposes of determining whether or not Distributor has met the annual Territory-wide Units Requirement for any given year, the documented delivery date shall be determinative, not the date of actual delivery, if different."

     1.6 Annex C-1 of the Agreement shall be deleted in its entirety and replaced by Annex C-1 attached hereto.

     1.7 Table 3, (referred to therein as the "Proposed Majority Activities Budget Summary"), comprising part of the Marketing Plan attached as Annex B to the Agreement, and Appendix A also comprising part of the Marketing Plan shall both be amended in the form of Exhibit 1 attached hereto.

     1.8 Section 7(b) of the Agreement shall be amended so that the last two sentences of such section shall be deleted in their entirety and replaced by the following:

     "If for any calendar year during the first three (3) years following the earlier of (i) the First Commercial Sale of the Product by Distribution in any country in the Territory or (ii) January 1, 1998, the actual Average Selling Price per Unit for such calendar year exceeds the Estimated Average Selling Price used for such calendar year, Distributor shall pay to Company within thirty (30) days of the date the calculation of the actual Average Selling Price per Unit is deemed final by the Parties as provided in Section 7(c) of the Agreement, an amount equal to (X) the number of Net Units Sold during such calendar year multiplied by (Y) thirty-five percent (35%) of the difference between the actual Average Selling Price per Unit and the Estimated Average Selling Price used for such calendar year. Thereafter, if for any calendar year the actual Average Selling Price per Unit for such calendar year exceeds the Estimated Average Selling Price used for such calendar year, Distributor shall pay to Company within thirty (30) days of the date the calculation of the actual Average Selling Price per Unit is deemed final by the Parties as provided in
Section 7(c) of the Agreement, an amount equal to (X) the number of Net Units Sold during such calendar year multiplied by (Y) forty percent (40%) of the difference between the actual Average Selling Price per Unit and the Estimated Average Selling Price used for such calendar year. If for any calendar year during the first three (3) years following the earlier of (i) the First Commercial Sale of the Product by Distributor in any country in the Territory or
(ii) January 1, 1998, the Estimated Average Selling Price exceeds the actual Average Selling Price per Unit, Company shall pay to Distributor within thirty
(30) days of the date the calculation of the actual Average Selling Price per Unit is deemed final by the Parties as provided in Section 7(c) of this Agreement an amount equal to (X) the number of Net Units Sold during such calendar year multiplied by (Y) thirty-five percent (35%) of the difference between the Estimated Average Selling Price and the actual Average Selling Price per Unit. Thereafter, if for any calendar year the Estimated Average Selling Price exceeds the actual Average Selling Price per Unit, Company shall pay to Distributor within thirty (30) days of the date the calculation of the actual Average Selling Price per Unit is deemed final by the Parties as provided in
Section 7(c) of this Agreement an amount equal to (X) the number of Net Units Sold during such calendar year multiplied by (Y) forty percent (40%) of the difference between the Estimated Average Selling Price and the actual Average Selling Price per Unit."

     1.9 The first paragraph of Section 17(b) of the Agreement shall be deleted in its entirety and replaced by the following:

     "(b) Upon the tenth anniversary of the Effective Date, Distributor may, at Distributor's sole option, choose to extend this Agreement for an additional period of ten (10) years, which such ten (10) years shall be added to the Term for each country in the following regions:

     1.   "Americas" Region = Canada, U.S., and Puerto Rico

     2. "Latin America" Region = Argentina, Bolivia, Brazil, Chile, Columbia, Costa Rica, Dominican Republic, Ecuador, El Salvador, Guatemala, Guyana, Haiti, Honduras, Jamaica, Mexico, Nicaragua, Panama, Paraguay, Peru, Suriname, Trinidad and Tobago, Uruguay, Venezuela

     3. "Asia" Region = Australia, China, Hong Kong, Indonesia, South Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan, Thailand

     4. "Europe" Region = Austria, Belgium, Denmark, Finland, France, Germany, Greece, Italy, Luxembourg, The Netherlands, Norway, Sweden, Switzerland, United Kingdom

     5. "Eastern Europe" Region = Baltic Region (Estonia, Latvia and Lithuania), Balkan Region (Romania, Bulgaria, Albania, Croatia, Slovenia, Bosnia, Macedonia and Serbia), Czech Republic, Hungary, Poland, Russia and other Commonwealth of Independent States (specifically excluding Azerbaijan, Turkmenistan, Kazakhstan, Kirghizistan, Tachcikistan)

     6. "Middle East/Africa" Region = Syria, Lebanon, Jordan, Saudi Arabia, UAE/Gulf, Africa, South Africa"

SECTION 2. MISCELLANEOUS.

     2.1 Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms and all references in the Agreement and in this Amendment to the Agreement shall mean the Agreement as amended hereby.

     2.2 This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     2.3 This Amendment shall be governed by and construed in all respects in accordance with the laws of the State of New York, without giving effect to its choice of law principles.

         IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives.

                                   ANIKA THERAPEUTICS, INC.

                                   By: /S/ J. MELVILLE ENGLE
                                      ----------------------------
                                   Name: J. Melville Engle
                                   Title:   Chairman, President, CEO

                                   ZIMMER, INC.

                                   By: /S/ J. RAYMOND ELLIOTT
                                      ---------------------------
                                   Name: J. Raymond Elliott
                                   Title:   President

                                                     ANNEX C-1


COUNTRIES INCLUDED IN TERRITORY

ASIA                                                          AMERICAS
----                                                          --------
Australia                                                     Canada
China*                                                        United States of America
Hong Kong                                                     Puerto Rico
Indonesia
Korea, South                                                  LATIN AMERICA
Malaysia                                                      -------------
New Zealand                                                   Argentina
Philippines                                                   Bolivia
Singapore                                                     Brazil
Taiwan                                                        Chile
Thailand                                                      Columbia
                                                              Costa Rica
EUROPE                                                        Dominican Republic
------                                                        Ecuador
Austria                                                       El Salvador
Belgium                                                       Guatemala
Denmark                                                       Guyana
Finland                                                       Haiti
France                                                        Honduras
Germany                                                       Jamaica
Greece                                                        Mexico
Italy                                                         Nicaragua
Luxembourg                                                    Panama
Netherlands, The                                              Paraguay
Norway                                                        Peru
Sweden                                                        Suriname
Switzerland                                                   Trinidad and Tobago
United Kingdom                                                Uruguay
                                                              Venezuela


EASTERN EUROPE+
---------------
Baltic Region (Estonia, Latvia and Lithuania)
Balkan Region (Romania, Bulgaria, Albania,
Croatia, Slovenia, Bosnia, Macedonia and
Serbia)
Czech Republic
Hungary
Poland
Russia and other Commonwealth of
Independent States countries (specifically excluding Azerbaijan, Turkmenistan,
Kazakhstan, Kirghizistan and
Tachcikistan)

MIDDLE EAST/AFRICA+
-------------------
Syria
Lebanon
Jordan
Saudi Arabia
UAE/Gulf
Africa
South Africa

* Subject to the terms and conditions in Section 2(c)(ii)
+ Distributor Responsible Countries

                                    EXHIBIT 1
                                    TABLE #3
                              AMENDED BUDGET SUMMARY



                        ZIMMER, INC./ANIKA THERAPEUTICS, INC.
                            SECOND AMENDMENT PROPOSAL TO
                          EXCLUSIVE DISTRIBUTION AGREEMENT

3)  Proposed Marketing Activities Budget Summary
-----------------------------------------------

    a) Table 3 comprising part of the Marketing Plan attached as Annex B to the Agreement, and Appendix A also comprising part of the Marketing Plan shall both be amended in the form of Exhibit 2 as follows:


COUNTRY/                   YEAR 1         YEAR 2          YEAR 3          YEAR 4
REGION                     12 MO.         12 MO.          12 MO.          12 MO.
--------                   ------         ------          ------          ------

Canada/Australia         $1,700,000     $   700,000     $ 1,700,000     TBD
United States                10,000       4,900,000       3,880,000     TBD
Asia                          5,000          10,000       1,000,000     TBD
Europe                    1,170,000       4,540,000       4,300,000     TBD
Latin America               180,000       1,040,000       1,000,000     TBD
CE/ME/SA                    680,000         700,000         760,000     TBD
                         ----------     -----------     -----------
    Total                $3,685,000     $11,890,000     $12,640,000

Contract Contingency        +/- 5%         +/- 15%         +/- 20%           0%
Adj. Annual Commitment   $  184,280     $ 1,785,500     $ 2,528,000     Proposed Budget

                                                  All/Shortfalls/Overspend: M $4,485.7

TBD: Budget for Year 4 has not been determined. A proposed budget will be presented to the Steering Committee. All Adjustments will be incorporated into Year 4 Proposal. Budget is Contingent upon Regulatory Approval in All Markets and Countries Identified in Annex C1.

                                    EXHIBIT 1
                                   (CONTINUED)
                               AMENDED APPENDIX A



                        ZIMMER, INC./ANIKA THERAPEUTICS
        SECOND AMENDMENT PROPOSAL TO EXCLUSIVE DISTRIBUTION AGREEMENT

b)  Amended Appendix A: Field Specialist and Support Personnel

                               YEAR ONE         YEAR TWO
PERSONNEL                      12 MONTHS        12 MONTHS
---------                      ---------        ---------
(Field Sales Specialists)
-------------------------

Canada                               5                5
United States                        0               26
Taiwan                               1                2
Korea                                1                2
Singapore                            1                1
Hong Kong                            1                1
Australia                            1                2
New Zealand                                                 TBD
Latin America                        2                5
Europe                               5               24
CE/ME/SA                             4                4
Total FSS                           21               71

(Support Personnel)
-------------------
Europe:
-------
  Product Mgr.                       1                1
  Sales Specialist                   2                4
  Sales Director                     1                1
Total Europe                         4                6
Latin America:
  Product Mgr.                       1                1
Total Support Personn                5                7


Specific Additions are predicated upon receipt of Regulatory Approval in each Country/Region to market ORTHOVISC.

Notes:
------
1. Budgeted Specialist for the following Markets: Russia, Czech Republic, Poland, Hungary
2.  Non-Budgeted: ME/Africa/SA: Local Market distributors to hire Specialists